Exhibit 10.30
FIRST AMENDMENT
     THIS FIRST AMENDMENT dated as of November 28, 2006 (this “Amendment”) amends the Five-Year Credit and Guarantee Agreement dated as of August 10, 2005 (the “Credit Agreement”) among Block Financial Corporation (the “Borrower”), H&R Block, Inc. (the “Guarantor”), various financial institutions (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.
     WHEREAS, the Borrower, the Guarantor, the Lenders and the Administrative Agent have entered into the Credit Agreement; and
     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1 Amendments. Subject to the satisfaction of the condition precedent set forth in Section 3, the Credit Agreement is amended as follows:
     1.1 Amendment to Section 3.8. Section 3.8 is amended in its entirety to read as follows:
     SECTION 3.8. Investment Company Status. Neither of the Credit Parties nor any of the Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.
     1.2 Amendments to Section 6.2. Section 6.2 is amended as follows:
     (a) Clause (m) is amended in its entirety to read as follows:
     (m) subject to the proviso at the end of this Section 6.2, Indebtedness incurred in connection with the Borrower’s Refund Anticipation Loan Program, including any Indirect RAL Participation Transaction; provided that (i) such Indebtedness is incurred during the period beginning on January 2 of any year and ending on June 29 of such year, (ii) such Indebtedness is repaid in full by June 30 of the year in which such Indebtedness is incurred and (iii) the covenants contained in any agreement relating to such Indebtedness, or guarantee thereof (other than covenants specific to the Borrower’s Refund Anticipation Loan Program and the operation thereof), are no more restrictive than the covenants contained in this Agreement;
     (b) The last paragraph is amended by deleting the clause beginning “except” at the end thereof and substituting the following therefor:
except that, during the period from January 2 of any year through June 30 of such year, such sum may exceed the greater of the Total Facility Commitments then in effect or the then Total Facility Loan Outstandings by an amount up to the total of (A) the aggregate outstanding principal amount of Indebtedness described in subsection 6.2(m) and (B) $500,000,000.
     1.3 Amendment to Section 10.1. Section 10.1 (a) is amended in its entirety to read as follows:
     (a) if to the Borrower or the Guarantor, to it at One H&R Block Way, Kansas City, Missouri 64105, Attention of Becky Shulman (Telecopy No. (816) 854-4242), David Staley (Telecopy No. (816) 854-4239) and Andrew Somora (Telecopy No. (816) 753-0037);
     SECTION 2 Representations and Warranties. Each of the Borrower and the Guarantor represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the effectiveness hereof, (a) each representation and warranty set forth in Article III of the Credit Agreement (other than the representations and warranties set forth in subsections 3.4(b), 3.6(a)(i) and 3.6(b)) is true and correct in all material respects as of the date hereof with the same effect as if made on the date hereof (except to the extent related to a specific earlier date) and (b) no Default or Event of Default shall have occurred and be continuing.
     SECTION 3 Effectiveness. The amendments set forth herein shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantor and the Required Lenders.
     SECTION 4 Miscellaneous.
     4.1 Continuing Effectiveness, etc. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby.
     4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment. Delivery of a counterpart hereof, or an executed signature hereto, by facsimile or by e-mail (in pdf or similar format) shall be effective as delivery of a manually-executed counterpart hereof.
     4.3 Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

     Delivered as of the day and year first above written.

BLOCK FINANCIAL CORPORATION

By:	/s/ Becky S. Shulman

Name: Becky S. Shulman
Title: Senior Vice President and Treasurer

H&R BLOCK, INC.

By:	/s/ Becky S. Shulman

Name: Becky S. Shulman
Title: Senior Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as a Lender and as Swingline Lender

By:	/s/ Elisabeth H. Schwabe

Name: Elisabeth H. Schwabe
Title: Managing Director JPMorgan Chase Bank

BANK OF AMERICA, N.A.

By:	/s/ Alexa B. Bradford

Name: Alexa B. Bradford
Title: Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Peter Nealon

Name: Peter Nealon
Title: Managing Director

GREENWICH CAPITAL MARKETS, INC., AS AGENT FOR THE ROYAL BANK OF SCOTLAND PLC

/s/ Fergus Smail

Fergus Smail
Vice President

BNP PARIBAS

By:	/s/ Tomasz Rydel

Name: Tomasz Rydel
Title: Vice-President

By:	/s/ Chris Grumboski

Name: Chris Grumboski
Title: Director

CALYON NEW YORK BRANCH

By:	/s/ Sebastian Rocco

Name: Sebastian Rocco
Title: Managing Director

By:	/s/ [ILLEGIBLE]

Name: [ILLEGIBLE]
Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Joan Anderson

Name: Joan Anderson
Title: Director

WELLS FARGO BANK, N.A.

By:	/s/ Thiplada Siddiqui

Name: Thiplada Siddiqui
Title: Vice President

CITIBANK, N.A.

By:	/s/ Andrew Kreeger

Name: Andrew Kreeger
Title: Vice President

LEHMAN BROTHERS BANK, FSB

By:	/s/ Janine M. Shugan

Name: Janine M. Shugan
Title: Authorized Signatory

MELLON BANK, N.A.

By:	/s/ Daniel Beagle

Name: Daniel Beagle
Title: First Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Michael J. Reymann

Name: Michael J. Reymann
Title: Senior Vice President

COMERICA BANK

By:	/s/ Mark J. Leveille

Name: Mark J. Leveille
Title: Assistant Vice President

THE BANK OF NEW YORK

By:	/s/ Louis D. Serio

Name: Louis D. Serio
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH

By:

Name:

Title:

FIFTH THIRD BANK

By:	/s/ Christopher D. Jones

Name: Christopher D. Jones
Title: Vice President

ROYAL BANK OF CANADA

By:	/s/ Dustin Craven

Name: Dustin Craven
Title: Attorney-in-Fact

SUNTRUST BANK

By:	/s/ Steven A. Deily

Name: Steven A. Deily
Title: Managing Director

MERRILL LYNCH BANK USA

By:	/s/ Louis Alder

Name: Louis Alder
Title: Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Shigeru Tsuru

Name: Shigeru Tsuru
Title: Joint General Manager

UBS LOAN FINANCE LLC

By:	/s/ Richard L. Tavrow

Name: Richard L. Tavrow
Title: Director

By:	/s/ Irja R. Otsa

Name: Irja R. Otsa
Title: Associate Director

BANK MIDWEST, N.A.

By:	/s/ Brian Bower

Name: Brian Bower
Title: Vice President

CHANG HWA COMMERCIAL BANK, LTD.

By:

Name:

Title:

COMMERCE BANK, N.A.

By:

Name:

Title:

NATIONAL CITY BANK

By:	/s/ Michael J. Durbin

Name: Michael J. Durbin
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Louis K. McLinden

Name: Louis K. McLinden
Title: Vice President

UMB BANK, N.A.

By:	/s/ Thomas S. Terry

Name: Thomas S. Terry
Title: Senior Vice President